Exhibit 99.2

CERTIFICATE OF DESIGNATION

Eric Boehnke certifies that he is the President and Secretary of Huron Ventures Inc., a Delaware corporation (hereinafter referred to as the "Company") and that, pursuant to the Company's Certificate of Incorporation, as amended, and Section 151 of the General Business Corporation Law of the State of Delaware, the Board of Directors of the Company adopted the following resolutions on May 26, 2004, and that none of the shares of Series B Convertible Preferred Stock referred to in this Certificate of Designation have been issued.

Creation of Series B Convertible Preferred Stock

1. There is hereby created a series of preferred stock consisting of 8,000 shares and designated as the Series B Convertible Preferred Stock ("Preferred Stock"), having the voting powers, preferences, relative, participating, limitations, qualifications, optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth below.

Conversion Provisions

2. The holders of Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

Conversion

(a)
Right to Convert. Subject to paragraph (k) hereof, from and after the day on which the Company receives payment in full for Preferred Stock from and issues Preferred Stock to a particular holder of Preferred Stock (the "Issuance Date"), all Preferred Stock held by that holder shall be convertible at the option of the holder into such number of shares of common stock of the Company ("Common Stock") as is calculated by the "Conversion Rate" (as hereinafter defined). Subject to adjustment as set forth herein, the Conversion Rate shall be 333 shares of Common Stock for each one share of Preferred Stock.

(b)
Ratchet Provision . In the event that the Company issues any shares of its Common Stock during the seven hundred and thirty (730) calendar days following the Issuance Date at a price of less than $3.00 per share of Common Stock, the Conversion Rate shall be that number of shares of Common Stock equal to $1,000 divided by the price per share at which the Company issued Common Stock.

(c)
Non-Performance Provision . In the event that the Company fails to meet the Performance Milestones (as those terms are defined in the Management Stock Pool Stock Agreement between the Company and certain directors, officers and employees of the Company dated May 28, 2004 (the Management Stock Pool Agreement"), or in the event that the terms of the Management Stock Pool Agreement are amended with the effect of reducing or eliminating the Performance Milestones, the Conversion Rate shall be the greater of: (i) 333 shares of Common Stock for each one share of Preferred Stock; or (ii) that number of shares of Common Stock equal to $1,000 divided by seventy-five per cent (75%) of the average Market Price (as hereinafter defined) for the five trading days immediately prior to the Conversion Date (as hereinafter defined).

(d)
Market Price. Market Price for a particular date shall be the closing bid price of the shares of Common Stock on such date, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or

the American Stock Exchange ("AMEX"), or the closing bid price in the over-the-counter market if other than NASDAQ or AMEX.

(e)
No Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock, and in lieu thereof the number of shares of Common Stock to be issued for each share of Preferred Stock converted shall be rounded down to the nearest whole number of shares of Common Stock. Such number of whole shares of Common Stock to be issued upon the conversion of one share of Preferred Stock shall be multiplied by the number of shares of Preferred Stock submitted for conversion pursuant to the Notice of Conversion (defined below) to determine the total number of shares of Common Stock to be issued in connection with any one particular conversion.

(f)	Method of Conversion . In order to convert Preferred Stock into shares of Common Stock, a holder of Preferred Stock shall

	(A)	complete, execute and deliver to the Company the conversion certificate attached hereto as Exhibit A (the "Notice of Conversion"), and

	(B)	surrender the certificate or certificates representing the Preferred Stock being converted (the "Converted Certificate") to the Company.

Subject to paragraph 2(h) hereof, the Notice of Conversion shall be effective and in full force and effect for a particular date if delivered to the Company prior to 5:00 pm, eastern standard time, by facsimile transmission or otherwise, provided that particular date is a business day, and provided that the original Notice of Conversion and the Converted Certificate are delivered to and received by the Company within two (2) business days thereafter and that particular date shall be referred to herein as the "Conversion Date". The person or persons entitled to receive the shares of Common Stock to be issued upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of the Conversion Date. If the original Notice of Conversion and the Converted Certificate are not delivered to and received by the Company within two (2) business days following the Conversion Date, the Notice of Conversion shall become null and void as if it were never given and the Company shall, within two (2) business days thereafter, return to the holder by overnight courier any Converted Certificate that may have been submitted in connection with any such conversion. In the event that any Converted Certificate submitted represents a number of shares of Preferred Stock that is greater than the number of such shares that is being converted pursuant to the Notice of Conversion delivered in connection therewith, the Company shall deliver a certificate representing the remaining number of shares of Preferred Stock not converted.

(g)
Absolute Obligation to issue Common Stock . Upon receipt of a Notice of Conversion, the Company shall absolutely and unconditionally be obligated to cause a certificate or certificates representing the number of shares of Common Stock to which a converting holder of Preferred Stock shall be entitled as provided herein, which shares shall constitute fully paid and non-assessable shares of Common Stock and shall be issued to, delivered by overnight courier to, and received by such holder by the third (3rd ) business day following the Conversion Date. Such delivery shall be made at such address as such holder may designate therefor in its Notice of Conversion or in its written instructions submitted together therewith.

(h)
Minimum Conversion . No less than 10 shares of Preferred Stock may be converted at any one time by a particular holder, unless the holder then holds less than 10 shares and converts all such shares held by it at that time.

Adjustments to Conversion Rate

(i)
Reclassification, Exchange and Substitution. If the Common Stock to be issued on conversion of the Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, reverse stock split or forward stock split or stock dividend or otherwise (other than a subdivision or combination of shares provided for above), the holders of the Preferred Stock shall, upon its conversion be entitled to receive, in lieu of the Common Stock which the holders would have become entitled to receive but for such change, a number of shares of such other class or classes of stock that would have been subject to receipt by the holders if they had exercised their rights of conversion of the Preferred Stock immediately before that changes.

(j)
Reorganizations, Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization of the Company's common stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 2) or merger of the Company into another corporation, or the sale of the substantially all of Company's properties and assets to any other person, then, as a part of such reorganization, merger or sale, lawful provision shall be made so that the holders of the Preferred Stock receive the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger, to which holders of the Common Stock deliverable upon conversion of the Preferred Stock would have been entitled on such capital reorganization, merger or sale as if the Preferred Stock had been converted immediately before that capital reorganization, merger or sale to the end that the provisions of this paragraph (including adjustment of the Conversion Rate then in effect and the number of shares purchasable upon conversion of the Preferred Stock) shall be applicable after that event as nearly equivalently as may be practicable.

(k)
No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, merger, dissolution, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Preferred Stock against impairment.

(l)
Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Rate for any shares of Preferred Stock pursuant to paragraphs 2(i) or (j) hereof, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock effected thereby a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Conversion Rate at the time in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such holder's shares of Preferred Stock; and

(m)
Limitation on Conversion. Notwithstanding anything to the contrary set forth herein the Preferred Stock held by a particular Purchaser shall not convert if, upon giving effect to such conversion, the aggregate number of shares of Common Stock beneficially owned by that Purchaser and its affiliates exceed

4.99% of the outstanding shares of the Common Stock following such conversion unless expressly waived by the Purchaser in the Notice of Conversion.

Liquidation Provisions

3. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, holders of Preferred Stock shall be entitled to receive an amount equal to $1,000 per share, plus any accrued and unpaid dividends. After the full preferential liquidation amount has been paid to, or determined and set apart for the Preferred Stock and all other series of preferred stock hereafter authorized and issued, if any, the remaining assets of the Company available for distribution to shareholders shall be distributed ratably to the holders of the Common Stock. In the event the assets of the Company available for distribution to its shareholders are insufficient to pay the full preferential liquidation amount per share required to be paid to the holders of Company's Preferred Stock, the entire amount of assets of the Company available for distribution to shareholders shall be paid up to their respective full liquidation amounts first to the holders of Series B Convertible Preferred Stock, then to the holders of Preferred Stock, then to any other series of preferred stock hereafter authorized and issued, all of which amounts shall be distributed ratably among holders of each such series of preferred stock, and the Common Stock shall receive nothing. A reorganization or any other consolidation or merger of the Company with or into any other corporation, or any other sale of all or substantially all of the assets of the Company, shall not be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of this Section 3, and the Preferred Stock shall be entitled only to: (i) the rights provided in any agreement or plan governing the reorganization or other consolidation, merger or sale of assets transaction; (ii) the rights contained in the Delaware General Business Corporation Law; and (iii) the rights contained in other Sections hereof.

Dividend Provisions

4. The holders of shares of Preferred Stock shall not be entitled to receive any dividends.

Reservation of Stock to be issued upon Conversion

5. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient, based on the Conversion Rate then in effect, to effect the conversion of all then outstanding shares of the Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, then, in addition to all rights, claims and damages to which the holders of the Preferred Stock shall be entitled to receive at law or in equity as a result of such failure by the Company to fulfill its obligations to the holders hereunder, the Company will take any and all corporate or other action as may, in the opinion of its counsel, be helpful, appropriate or necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

Notices

6. In the event of the establishment by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any distribution, the Company shall mail to each holder of Preferred Stock at least twenty (20) days prior to the date specified therein (the "Record Date") a notice specifying the Record Date for the purpose of such distribution and the amount and character of such distribution.

7. Any notices required by the provisions hereof to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid and return receipt requested, and addressed to each holder of record at its address appearing on the books of the Company or to such other address of such holder or its representative as such holder may direct.

Voting Provisions

8. Except as otherwise expressly provided or required by law, the Preferred Stock shall have no voting rights.

IN WITNESS WHEREOF, the Company has caused this Certificate of Designation of Series B Convertible Preferred Stock to be duly executed by its President and attested to by its Secretary this 26th day of May, 2004, who, by signing their names hereto, acknowledge that this Certificate of Designation is the act of the Company and state to the best of their knowledge, information and belief, under the penalties of perjury, that the above matters and facts are true in all material respects.

HURON VENTURES INC.

/s/ Eric Boehnke
Eric Boehnke,
President

/s/ Eric Boehnke
Eric Boehnke,
Secretary

EXHIBIT A

CONVERSION CERTIFICATE
HURON VENTURES INC.
Series B Convertible Preferred Stock

The undersigned holder (the "Holder") is surrendering to Huron Ventures Inc., a Delaware corporation (the "Company"), one or more certificates representing shares of Series B Convertible Preferred Stock of the Company (the "Preferred Stock") in connection with the conversion of all or a portion of the Preferred Stock into shares of Common Stock, $0.001 par value per share, of the Company (the "Common Stock") as set forth below.

1. The Holder understands that the Preferred Stock was issued by the Company pursuant to the exemption for registration under the United States Securities Act of 1933, as amended (the "1933 Act"), provided by Regulation S promulgated thereunder.

2. The Holder acknowledges that the Certificate(s) representing the Common Stock may be legended with the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("STATE ACT") AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF FOR A PERIOD OF ONE (1) YEAR AFTER THE DATE ON THE FACE HEREOF, AND THEREAFTER MAY NOT BE TRANSFERRED TO A CITIZEN OR RESIDENT OF THE UNITED STATES OF AMERICA, INCLUDING THE ESTATE OF ANY SUCH PERSON, A TRUST OF WHICH ANY SUCH PERSON IS A BENEFICIARY, OR A CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY, ORGANIZED UNDER THE LAWS OF THE UNITED STATES OF AMERICA, ITS TERRITORIES AND POSSESSIONS AND ALL AREAS UNDER THE JURISDICTION OF THE UNITED STATES OF AMERICA, IN THE ABSENCE OF COMPLIANCE WITH REGULATION S UNDER THE ACT, A REGISTRATION STATEMENT BEING IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR FURNISHING AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

3. The Holder represents and warrants that all offers and sales of the Common Stock issued to the Holder upon such conversion of the Preferred Stock shall be made (a) pursuant to an effective registration statement under the 1933 Act, (in which case the Holder represents that a prospectus has been delivered) (b) in compliance with Rule 144, or (c) pursuant to some other exemption from registration.

Number of Shares of Preferred Stock being Converted: ___________________________

Applicable Conversion Rate: ______________________________________________

OR

Applicable Alternative Conversion Rate: ______________________________________

Number of Shares of Common Stock To be issued: ______________________________

Conversion Date: _______________________________________________________

Delivery instructions for certificates of Common Stock and for new certificates representing any remaining shares of Preferred Stock:

____________________________________________________________________________________________________

4. The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

☐	A.
the undersigned holder (i) at the time of conversion of the Preferred Stock is not in the United States; (ii) is not a "U.S. Person" as defined in Regulation S under the United States Securities Act of 1933, as amended and is not exercising the Preferred Stock on behalf of a "U.S. Person"; and (iii) did not execute or deliver this Conversion Certificate in the United States; OR

☐	B.
the undersigned holder (i) purchased the Preferred Stock directly from the Company pursuant to a written subscription agreement; (ii) is converting the Preferred Stock solely for its own account and not on behalf of any other person; and (iii) each of the representations and warranties made at the time of subscription for the purchase of the Preferred Stock remains true and correct on the date of conversion of the Preferred Stock; OR

☐	C.
the undersigned holder has delivered to the Company an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and in form and substance satisfactory to the Company) to the effect that an exemption from the registration requirements of the 1933 Act and applicable state securities laws is available.

DATED this _____ day of ______________ , 20___.

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